                               REPUBLIC BOND FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (888) 525-5757

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                    Miller Anderson & Sherrerd - Sub-Adviser
                          ("MAS" or the "Sub-Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                ("BISYS" or the "Administrator of the Fund" or
                       the "Distributor" or the "Sponsor")

                    BISYS Fund Services (Ireland), Limited -
                         Administrator of the Portfolio
                               ("BISYS (Ireland)")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Bond Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven series, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into two separate classes, Class A (formerly designated Class C) (the "Investor Shares") and Class B.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 2, 1998 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.

January 2, 1998

                                TABLE OF CONTENTS

                                                                           PAGE

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.............................
         Mortgage-Related and Other Asset-Backed Securities.................
         Brady Bonds........................................................
         Foreign Currency Exchange-Related Securities.......................
         Sovereign and Supranational Debt Obligations.......................
         Mortgage Dollar Roll Transaction...................................
         Portfolio Management...............................................
         Investment Restrictions............................................
         Percentage and Rating Restrictions.................................

PORTFOLIO TRANSACTIONS......................................................

PERFORMANCE INFORMATION.....................................................
         Consumer Price Index...............................................
         Lehman Brothers Government/Corporate Index.........................
         Salomon Bond Index.................................................

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST.............................
         Trustees and Officers..............................................
         Compensation Table.................................................
         Investment Manager.................................................
         Sub-Adviser........................................................
         Administrator and Portfolio Administrator..........................
         Distribution Plans.................................................
         Administrative Services Plan.......................................
         Shareholder Servicing Agents.......................................
         Custodian, Transfer Agents, and Fund Accounting Agents.............
         Expenses...........................................................

DETERMINATION OF NET ASSET VALUE............................................

TAXATION ...................................................................
         Options, Futures, Forward Contracts and Swap Contracts.............

OTHER INFORMATION...........................................................
         Capitalization.....................................................
         Voting Rights......................................................
         Independent Auditors...............................................
         Counsel............................................................
         Registration Statement.............................................

FINANCIAL STATEMENTS........................................................


         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 2, 1998, of the Fund by which shares of the Fund ("Shares") are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

         There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

         MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         OTHER ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities unrelated to mortgage loans. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES -- TYPES OF CREDIT SUPPORT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The U.S. Bond Index Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

BRADY BONDS

         The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program that would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisioned that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

         Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity,
(ii) the collateralized interest payments, (iii) the uncollateralized payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

         FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

         PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. The Portfolio has no current intention of investing in CEWsSM, PERLsSM or PIPsSM.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

         Debt instruments issued or guaranteed by foreign governments, agencies, and supranational ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

MORTGAGE DOLLAR ROLL TRANSACTIONS

         The Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Portfolio's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

PORTFOLIO MANAGEMENT

         The Sub-Adviser's investment strategy for achieving the Portfolio's investment objective has two basic components: maturity and duration management and value investing.

         MATURITY AND DURATION MANAGEMENT. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Sub-Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

         VALUE INVESTING. The second component of the Sub-Adviser's investment strategy for the Portfolio is value investing, whereby the Sub-Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

INVESTMENT RESTRICTIONS

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

         (4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

         (5) with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

         (7) acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

         (8) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio
              (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

         (9)  issue senior securities, except as permitted under the 1940 Act.

         In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (a) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio
              (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (b) invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

         (c) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

         (d) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

         (e) purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (f) pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

         (g) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (h) invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

         (i) invest for the purpose of exercising control over management of any company;

         (j) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (k) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (l) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Portfolio or a later change in the rating of a security held by the Portfolio is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of the Portfolio's investments with Republic New York Securities Corporation, an affiliate of the Manager.

         Because the Portfolio invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Portfolio would not ordinarily pay significant brokerage commissions with respect to securities transactions.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the total return for the Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:

Investor Shares (without sales charge):

Annual Total Return--Year Ended October 31, 1997: 8.71%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: 10.34%.


Had the sales charge been in effect during the relevant periods, the annual total return for the year ended October 31, 1997 would have been 5.72% and the average annual total return for the period from January 9, 1995 to October 31, 1997 would have been 9.26%.


Class B Shares:

Class B Shares were not offered prior to January 2, 1998.

         Performance information for the Fund may also be compared to various unmanaged indices, described below. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

         The Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

CONSUMER PRICE INDEX

         The Consumer Price Index is published by the U.S. Department of Labor and is a measure of inflation.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

         The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

SALOMON BOND INDEX

         The Salomon Bond Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U.S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust and Portfolio Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940
Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee

         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee

         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee

         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary

         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President

         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President

         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

ADRIAN WATERS*, Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary

         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE


                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ------------            ------------           -------------           ------------
Frederick C. Chen       $2,900                  none                   none                    $8,600

Alan S. Parsow          $2,600                  none                   none                    $7,600

Larry M. Robbins        $2,600                  none                   none                    $7,600

Michael Seely           $2,600                  none                   none                    $7,600

* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and the Portfolio Trust.

         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

         As of December 8, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding Shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding Shares of the Fund (the Trust has no knowledge of the beneficial ownership of such Shares): BHC Securities, Inc., One Commerce Square, 2005 Market Square, Philadelphia, Pennsylvania 19103 - 99.62% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the Manager is entitled to a fee from the Portfolio, computed daily and paid monthly, equal on an annual basis to 0.20% of the Portfolio's average daily net assets. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, investment management fees aggregated $0, $98,923 and $184,724 (of which the entire amount was waived), respectively.

         The Investment Management Contract will continue in effect with respect to the Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

SUB-ADVISER

         MAS, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by MAS or Republic in its discretion. See "Portfolio Transactions." MAS also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

         For its services, MAS receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets up to $50 million, 0.25% on net assets over $50 million and up to $95 million, $300,000 on net assets over $95 million and up to $150 million, 0.20% on net assets over $150 million and up to $250 million, and 0.15% on net assets over $250 million. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, sub-advisory fees aggregated $53,963, $185,480 and $276,784, respectively.

         The investment advisory services of MAS to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. MAS is free to and does render investment advisory services to others.

ADMINISTRATOR AND PORTFOLIO ADMINISTRATOR

         Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS or BISYS (Ireland), as appropriate. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor BISYS (Ireland), as appropriate, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, the Portfolio accrued administration fees of $7,195, $24,731 and $46,181, respectively. For the fiscal periods ended October 31, 1996 and October 31, 1997, the Fund accrued administration fees of $4 and $477, respectively, all of which was waived.

DISTRIBUTION PLANS

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Investor Shares or the Class B Shares may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.


         The Fund did not incur expenses pursuant to the Distribution Plans during the fiscal period ended October 31, 1997.


ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares and Class B Shares, and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares or the Class B Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares or Class B Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

CUSTODIAN, TRANSFER AGENTS, AND FUND ACCOUNTING AGENTS


         With respect to domestic assets, Republic serves as custodian for the Fund and the Portfolio. With respect to foreign assets, Investors Bank & Trust Company ("IBT") serves as custodian for the Fund and the Portfolio. IBT also serves as transfer agent, with respect to the Investor Shares, and fund accounting agent for the Fund. The Custodians may use the services of sub-custodians with respect to the Portfolio. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111. BISYS serves as transfer agent with respect to the Class B Shares. IBT Fund Services (Canada) Inc. serves as the fund accounting agent for the Portfolio, and Investors Fund Services (Ireland) Limited is the Portfolio's transfer agent.


EXPENSES

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Funds.

                        DETERMINATION OF NET ASSET VALUE


         The net asset value of each of the Shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Portfolio's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

         Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Portfolio's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Interest income on long-term obligations in the Portfolio's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund and the Portfolio have reserved the right to pay the redemption or repurchase price of Shares, either totally or partially, by a distribution in kind of portfolio securities from the Portfolio (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                                    TAXATION


         The following is a summary of certain U.S. federal income tax issues concerning the Fund, its shareholders and the Portfolio. The Fund and the Portfolio may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         The Portfolio has obtained a ruling from the Internal Revenue Service ("IRS") that the Portfolio will be treated for federal income tax purposes as a partnership. For purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share.


         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

         Under certain circumstances, the Fund may be taxed on income deemed to be earned from certain CMO residuals.


         Distributions by the Fund of its net investment income will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. Distributions by the Fund of its net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.



OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP CONTRACTS

         Some of the options, futures contracts, forward contracts and swap contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts and swap contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


         Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.


         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

         Earnings derived by the Portfolio from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes may be reduced or eliminated under the terms of a U.S. income tax treaty and the Portfolio would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by the Portfolio, if more than 50% in value of the Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat its share of any non-U.S. income and similar taxes the Portfolio pays as though the taxes were paid by the Fund's shareholders.


         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands; gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and to a maximum tax rate of 28% if the shareholders holding period for the shares is more than one year but not more than 18 months. Gain from the sale of shares held for not more than one year will be taxed as short-term capital gain. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Distributions by the Fund and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding. Backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.



                                OTHER INFORMATION
CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of Fund for the fiscal year ending October 31, 1998. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's and Portfolio's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. The Portfolio Trust has appointed KPMG as its independent auditors to audit the Portfolio's financial statements for the fiscal year ending October 31, 1998.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The current audited financial statements dated October 31, 1997 of each of the Fund and the Portfolio are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1997 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

                                REPUBLIC NEW YORK
                               TAX-FREE BOND FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                    General
                      and                             (888) 525-5757 (Toll Free)
              Account Information
-------------------------------------------------------------------------------
             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                    ("BISYS," "Sponsor" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic New York Tax-Free Bond Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into three separate classes, Class A (formerly designated Class C) (the "Investor Shares"), Class B and Class Y (the "Adviser Shares").

         The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE INVESTOR SHARES AND CLASS B SHARES, OR THE ADVISER SHARES OF THE FUND, AS APPROPRIATE, EACH DATED JANUARY 2, 1998 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

January 2, 1998

                                TABLE OF CONTENTS
                                                                           PAGE
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.............................
         "When-issued"  Municipal Obligations...............................
         Variable Rate Instruments..........................................
         Repurchase Agreements..............................................
         Participation Interests............................................
         Futures Contracts..................................................
         Portfolio Management...............................................
         Portfolio Transactions.............................................
         Special Factors Affecting New York.................................
         Investment Restrictions............................................
         Other Restrictions.................................................
         Percentage and Rating Restrictions.................................

PERFORMANCE INFORMATION.....................................................

MANAGEMENT OF THE TRUST.....................................................
         Trustees and Officers..............................................
         Compensation Table.................................................
         Investment Adviser.................................................
         Administrator......................................................
         Distribution Plans - Investor Shares and Class B Shares only.......
         Administrative Services Plan.......................................
         Shareholder Servicing Agents.......................................
         Transfer Agent and Custodian.......................................
         Expenses...........................................................

DETERMINATION OF NET ASSET VALUE............................................

TAXATION....................................................................
         Federal Income Tax.................................................
         Alternative Minimum Tax............................................
         Special Tax Considerations.........................................

OTHER INFORMATION...........................................................
         Capitalization.....................................................
         Voting Rights......................................................
         Independent Auditors...............................................
         Counsel............................................................
         Registration Statement.............................................

FINANCIAL STATEMENTS........................................................

APPENDIX A..................................................................
APPENDIX B..................................................................

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 1, 1998 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

         As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS

         Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

VARIABLE RATE INSTRUMENTS

         Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

         The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for the Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

REPURCHASE AGREEMENTS

         The Trust may invest the Fund's assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Trust or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

PARTICIPATION INTERESTS

         The Trust may purchase from banks on behalf of the Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Trust will not invest more than 5% of the Fund's assets in participation interests.

         The Trust has no current intention of purchasing any participation interest for the Fund in the foreseeable future.

FUTURES CONTRACTS

         A Futures Contract is an agreement between two parties for the purchase or sale for future delivery of fixed income securities or for the payment or acceptance of a cash settlement based upon changes in the value of an index of securities. A "sale" of a Futures Contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, Futures Contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

         The Trust may enter into transactions in Futures Contracts on any fixed income securities and indexes of municipal securities to hedge the Fund's portfolio, i.e., to protect the Fund from fluctuations in interest rates without the risks and transaction costs of actually buying or selling long-term debt securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Trust might enter into Futures Contracts on behalf of the Fund for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When the Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Trust intends to acquire for the Fund, the Trust may purchase Futures Contracts on behalf of the Fund. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the Futures Contracts. As portfolio securities are purchased, the Trust will close out the Fund's Futures Contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Trust will purchase fixed income securities for the Fund upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         While Futures Contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Trust will incur brokerage fees on behalf of the Fund when it purchases and sells Futures Contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin". The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the Futures Contract is valued through a process known as "marking to market", and the Trust may receive or be required to pay additional "variation margin" on behalf of the Fund as the Futures Contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was entered into.

         The Trust would purchase and sell Futures Contracts on indexes of municipal securities on behalf of the Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the Futures Contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Trust may purchase Futures Contracts on indexes of municipal securities on behalf of the Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the Futures Contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the Trust on behalf of the Fund enters into Futures Contracts on securities other than municipal bonds, there is a possibility that the value of such Futures Contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The Fund's overall performance would be adversely affected if the value of its Futures Contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell the Fund's portfolio securities. To the extent Futures Contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of the Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such Futures Contracts.

         The ability to hedge effectively all or a portion of the Fund's portfolio through transactions in Futures Contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a Futures Contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a Futures Contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         The trading of Futures Contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract approaches.

         The Trust would purchase or sell Futures Contracts for the Fund only if, in the judgment of the Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the Trust to post additional cash or cash equivalents on behalf of the Fund as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a Futures Contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the Futures Contract was originally entered into. While the Trust will establish a futures position for the Fund only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular Futures Contract at any specific time. In that event, it may not be possible to close out a position held for the Fund, which could require the Trust on behalf of the Fund to purchase or sell the instrument underlying the Futures Contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge effectively the Fund's portfolio.

         The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a Futures Contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of Futures Contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Investments in Futures Contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if the Trust had not entered into any such contract for the Fund. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if the Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Each contract market on which Futures Contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's portfolio.

         Regulations of the CFTC require that transactions in Futures Contracts may be entered into for the Fund for hedging purposes only, in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into in order to hedge the value of securities held in the Fund's portfolio, and that all long futures positions either constitute bona fide hedge transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, such instruments may not be entered into for the Fund if, immediately thereafter, the sum of the amount of initial deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         When a Futures Contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with the Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

         The ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months.

         The Trustees have adopted the requirement that Futures Contracts only be used for the Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has also adopted two percentage restrictions on the use of Futures Contracts. The first is that no Futures Contract will be entered into for the Fund if immediately thereafter the amount of margin deposits on all the Futures Contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the Futures Contracts held for the Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

         The Trust has no current intention of entering into any Futures Contract for the Fund in the foreseeable future.

PORTFOLIO MANAGEMENT

         The Trust intends that the Adviser fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

         (1) shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

         (2) lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

         (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

         (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

         Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

PORTFOLIO TRANSACTIONS

         Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

SPECIAL FACTORS AFFECTING NEW YORK

         The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.


         On October 9, 1997, Standard & Poor's gave New York City's outstanding general obligation bonds a rating of A.


         For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

                  (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (i) under the caption "Other Restrictions" below;

                  (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of Futures Contracts may be made;

                  (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

                  (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

                  (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in Futures Contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

                  (8) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of Futures Contracts;

                  (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

                  (11) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

OTHER RESTRICTIONS

         The Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions,
(iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that Futures Contracts shall not be subject to this Investment Restriction, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or (ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION


         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act is calculated by (a) dividing (i) the dividends and interest earned during the period (as calculated in accordance with the requirements of the Securities and Exchange Commission) minus the expenses accrued for the period (net of reimbursements), by (ii) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period, (b) adding 1 to the quotient, (c) raising the sum to the sixth power, (d) subtracting 1 from the result, and (e) multiplying that result by 2. For the 30-day period ended October 31, 1997, the yield of the Fund was 4.44% for Investor Shares (without the sales charge) and 4.57% for Adviser Shares. Had the sales charge been in effect during the relevant period, the yield of the Fund would have been 4.32% for Investor Shares. Class B Shares were not offered prior to January 2, 1998.


         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt. For the 30-day period ended October 31, 1997, the tax equivalent yield of the Fund (assuming a 39.6% tax rate) was 7.35% for Investor Shares (without the sales charge) and 7.57% for Adviser Shares. Had the sales charge been in effect during the relevant period, the tax equivalent yield of the Fund would have been 7.15% for Investor Shares. Class B Shares were not offered prior to January 2, 1998.


         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The total return of the Investor Shares of the Fund for the one-year period ended October 31, 1997 was 8.22% without the sales charge, and the average annual total return of the Investor Shares of the Fund for the period from May 1, 1995 (commencement of operations) to October 31, 1997 was 7.78% without the sales charge. Had the sales charge been in effect during the relevant periods, the annual total return for the year ended October 31, 1997 would have been 5.24% and the average annual total return for the period from May 1, 1995 to October 31, 1997 would have been 6.57%. The total return for Adviser Shares of the Fund for the one-year period ended October 31, 1997 was 8.38%, and the average annual total return for the Adviser Shares of the Fund for the period from July 1, 1996 (date of initial offering) to October 31, 1997 was 9.01%. Class B Shares were not offered prior to January 2, 1998.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. The tax equivalent total rate of return of the Investor Shares of the Fund for the one-year period ended October 31, 1997 was 13.61% without the sales charge, and the average annual tax equivalent total rate of return of the Investor Shares of the Fund for the period from May 1, 1995 (commencement of operations) to October 31, 1997 was 12.88% without the sales charge, assuming a 39.6% tax rate. Had the sales charge been in effect during the relevant periods, the annual total return for the year ended October 31, 1997 would have been 8.68% and the average annual total return for the period from May 1, 1995 to October 31, 1997 would have been 10.87%. The tax equivalent total rate of return for the Adviser Shares of the Fund for the one-year period ended October 31, 1997 was 13.87% and the average annual tax equivalent total rate of return for the Adviser Shares of the Fund for the period from July 1, 1996 (date of initial offering) to October 31, 1997 was 14.91%, assuming a 39.6% tax rate. Class B Shares were not offered prior to January 2, 1998.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee

         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee

         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee

         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary

         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President

         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President

         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

ADRIAN WATERS*, Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary

         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ------------            ------------           -------------           -------------

Frederick C. Chen       $1,950                  none                   none                    $8,600

Alan S. Parsow          $1,950                  none                   none                    $8,600

Larry M. Robbins        $1,950                  none                   none                    $8,600

Michael Seely           $1,950                  none                   none                    $8,600


* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.

         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.


         As of December 8, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding Shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding Shares of the Fund (the Trust has no knowledge of the beneficial ownership of such Shares): Kinco & Co. c/o Republic National Bank of New York, One Hanson Place, Brooklyn, New York, 11243 - 97.30% (Adviser Shares); and BHC Securities Inc., One Commerce Square, 2005 Market Square, Philadelphia, PA 19103 - 89.78% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund (or a class thereof) may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund (or class thereof).


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.


         The Investment Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.


         For the period from May 1, 1995 (commencement of operations) to October 31, 1995, investment advisory fees aggregated $9,063, of which the entire amount was waived. For the years ended October 31, 1996 and October 31, 1997, investment advisory fees aggregated $24,512 and $55,654, respectively, the entire amounts of which were waived.

ADMINISTRATOR

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from May 1, 1995 (commencement of operations) to October 31, 1995, the Fund accrued administration fees of $7,250 to its former administrator, of which the entire amount was waived. For the year ended October 31, 1996, the Fund accrued administration fees equal to $19,609, $18,432 of which was waived. For the year ended October 31, 1997, the Fund accrued administration fees equal to $22,290.

DISTRIBUTION PLANS - INVESTOR SHARES AND CLASS B SHARES ONLY

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Investor Shares or the Class B Shares may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments to the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interests in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and the Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or the Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares, the Class B Shares and the Adviser Shares, and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares, the Class B Shares or the Adviser Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares, the Class B Shares or the Adviser Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Fund's Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus describing the Investor Shares and the Class B Shares.

TRANSFER AGENT AND CUSTODIAN


         The Board of Trustees of the Trust has approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial services with respect to foreign assets, fund accounting services, transfer agency services with respect to Investor Shares and Adviser Shares, dividend disbursing services and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111. The Board of Trustees has also approved a Custodian Agreement between the Trust and Republic pursuant to which Republic will provide custodial services to the Trust and the Fund with respect to domestic assets and a Transfer Agency Agreement between the Trust and BISYS pursuant to which BISYS will provide transfer agency services with respect to the Class B Shares to the Fund.


EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE


         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures Contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

         Interest income on long-term obligations in the Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of the Fund's portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

FEDERAL INCOME TAX


         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         The Fund intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, the Fund will be exempt from regular federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.


         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.


         Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands; gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but less than 18 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. If a capital gain distribution designated as a capital gain dividend is paid with respect to any shares of the Fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes.


         Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed, to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if your shares have been held for six months or less at the time of their disposition.


         Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.


         Distributions by the Fund (other than exempt-interest dividends) and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding. Backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from regular federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Certain futures contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized.

         The hedging transactions undertaken by the Fund may result in straddles for regular federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or a long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


         Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.


         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the regular federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings.

         The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.



SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS


         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Funds of the Trust for the fiscal year ending October 31, 1998. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.


COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1997 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1997 as filed with the Securities and Exchange Commission. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF MUNICIPAL OBLIGATIONS

         Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

         Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

         1.TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

         2.REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

         3.TAX AND REVENUE ANTICIPATION NOTES. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

         4.BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

         Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                                         APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS


         The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated August 15, 1997.


GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


         The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. Since late 1992, the State has added approximately 300,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         The overall rate of growth of the national economy during calendar year 1997 was forecast to be practically identical to the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1997 was projected to be 3.6 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, was projected to be contained at about 2.6 percent due to improved productivity and foreign competition. Personal income and wages were projected to increase by
6.0 percent and 6.7 percent respectively.

         The forecast of the State's economy showed modest expansion during the first half of calendar 1997. Although industries that export goods and services are expected to continue to do well, growth was expected to be moderated by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State was expected to be up slightly from the 1996 rate. Personal income was expected to record moderate gains in 1997. Bonus payments in the securities industry were expected to increase further from the prior year's record level.

         The forecast for continued slow growth, and any resultant impact on the State's 1997-98 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investment could also remain robust. Conversely, hints of accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.


STATE FINANCIAL PLAN

         The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1997, and ends on March 31, 1998, is referred to herein as the State's 1997-98 fiscal year.

         The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for all State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997, and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The State Financial Plan will be updated in October and January.

         The adopted 1997-98 budget projects an increase in General Fund disbursements of 5.2 percent over 1996-97. State Funds (excluding federal grants) disbursements are projected to increase by 5.4 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the prior fiscal year.


         The 1997-98 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

         Resources used to fund these additional expenditures include incresed revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources. The total amount of non-recurring resources included in the 1997-98 State budget is projected to be $270 million, or 0.7 percent of total General Fund receipts.

         The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund, and a projected $65 million balance in the Contingency Reserve Fund.

         The projections do not include any subsequent actions that the Governor may also take to exercise his line-item veto (or vetoing any companion legislation) before signing the 1997-98 budget appropriation bills into law. Under the Constitution, the Governor may veto any additions to the Executive Budget within 10 days after the submission of appropriation bills for his approval. If the Governor were to take such action, the resulting impact on the Financial Plan would be positive.


         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1997-98 budget.

         GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

         General Fund Receipts

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48 percent of total governmental-funded disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


         The Financial Plan for the 1997-98 fiscal year projects General Fund receipts, including transfers from other funds, of $35.09 billion, an increase of $2.05 billion from the total receipts in the prior fiscal year. This total includes $31.68 billion in tax receipts, $1.48 billion in miscellaneous receipts, and $1.94 billion in transfers from other funds.

         The projected $2 billion increase in receipts exaggerates the underlying year-to-year growth in State tax revenues. This increase is largely the result of actions undertaken by the State to utilize the $1.4 billion 1996-97 budget surplus reported by the Department of the Budget to finance costs in the State's 1997-98 fiscal year. This transaction reduced reported receipts in the 1996-97 fiscal year and increased projected receipts in the State's 1997-98 fiscal year. Conversely, the incremental cost of tax reductions newly effective in 1997-98 and the impact of new earmarking statutes which divert receipts from the General Fund to other funds work to depress apparent growth below the underlying growth in the receipts base attributable to expansion of the State's economy. After adjusting for these actions, tax receipts are projected to grow by approximately 5 percent in 1997-98.


         Personal income tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by approximately $4 billion in the 1997-98 fiscal year, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the
7.875 percent in effect between 1989 and 1994 to 6.85 percent for 1997 and thereafter. On a current law basis, 1997 income tax liability is expected to fall slightly, reflecting the tax cut. On a constant law basis, liability growth during taxable year 1997 would be between 6 and 7 percent.


         The projected net collections of personal income tax in the 1997-98 fiscal year of $18.87 billion is over half of all General Fund receipts and an increase of $2.5 billion from reported collections in the State's 1996-97 fiscal year. Virtually all of the projected annual growth in this category, however, is provided by tax refund and refund reserve transactions which affect reported receipt levels in the 1995-96 through 1997-98 fiscal years. Without these transactions between years, income tax receipts in 1997-98 would be virtually flat.


         Receipts in user taxes and fees in the State's 1997-98 fiscal year are expected to total $7 billion, an increase of $204 million from reported 1996-97 results. The sales tax component of this category accounts for all of the projected 1997-98 growth in this category, as receipts from all other sources are projected to decline by $3 million. The yield of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These declines in the 1997-98 fiscal year are projected to be offset by an increase in anticipated motor vehicle fees arising, in large part, from legislative actions that raise additional receipts from this source.

         Total business tax collections in 1997-98 are now projected to be $4.83 billion, $253 million less than received in the prior fiscal year. The year-over-year decline in projected receipts in this category is a function of both statutory changes between the two years -- 1997 is the first "surcharge free" taxable period in this decade -- and a number of essentially one-time transactions that increased receipts in the base year, including unusually large audit receipts under the bank tax. Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter.

         Total receipts from other taxes and miscellaneous receipts in the State's 1997-98 fiscal year are projected at $2.462 billion, nearly $700 million less than in the preceding year. This figure masks the significant increase in estate tax collections during the first four months of the fiscal year, and results largely from the dedication of the proceeds of the real estate transfer tax to meet debt service obligations on the new Clean Water/Clean Air bond act and from the full-year impact of the repeal of the real property gains tax. The reduction also reflects a significant diminution in the amount of non-recurring resources used in the 1997-98 State Financial Plan as compared to 1996-97.


         Additionally, transfers from other funds to the General Fund consisting primarily of tax revenues in excess of debt service requirements (particularly the 1% sales tax used to support payments to the LGAC) are projected to be $1.48 billion, or $58 million more than in the 1996-97 fiscal year. All other transfers are projected to increase by $237 million, primarily reflecting the non-recurring transfer of $200 million for retroactive reimbursement to the state of certain social services claims from the federal government


         General Fund Disbursements


         Disbursements from grants to local governments are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million from 1996-97 levels. This category of the State Financial Plan includes $11.57 billion in aid for elementary, secondary, and higher education. This category of the financial plan is affected by the reclassification of costs formerly budgeted as City University local assistance that are now included in the transfers for debt service category. This has the effect of decreasing disbursements in this category by a projected $262 million, and raising projected transfers by the same amount.


         General Fund disbursements and transfers to capital, debt service and other funds are projected at $34.60 billion, an increase of $1.7 billion (5 percent) from 1996-97 fiscal year levels. Over the last two years, spending growth for most State agencies and programs has been negative or flat, producing an overall decline in General Fund spending during that period. The 1997-98 adopted budget reflects negotiated increases for State employee salaries, increased transfers for debt service, and other mandated increases, as well as increased investments in school aid, higher education, mental health, and public protection.


         Grants to local governments is the largest category of General Fund disbursements, and accounts for approximately 68 percent of overall General Fund spending. Disbursements from this category are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million (3.3 percent) from 1996-97 levels. This includes $11.57 billion in aid for elementary, secondary, and higher education, accounting for 49 cents of every dollar spent in this category. On a school year basis, school aid increases by $750 million, including formula-based elementary and secondary education aid increases of $650 million. This category of the Financial Plan is affected by the reclassification of costs formerly budgeted as City University local assistance that are now included in the transfers for debt service category. This has the effect of decreasing disbursements in this category by a projected $262 million, and raising projected transfers by the same amount.


         General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-97. This slow growth is due primarily to continuation of cost containment measures enacted in 1995-96 and 1996-97, new reforms included in the 1997-98 adopted budget and forecasts for slower underlying growth. Other social service spending is forecast to increase by only $115 million to $3.15 billion in 1997-98. This slow growth stems from continued State efforts to reduce welfare fraud, declining caseloads, and changes produced by federal welfare legislation enacted in 1996.


     Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid is projected at $802 million, an increase of approximately $54 million from 1996-97.

     State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system ("SUNY"), the Legislature, and the court system. Personal service costs account for approximately 71 percent of this category. Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to reach a level of approximately 191,000 persons by the end of the 1997-98 fiscal year. Collective bargaining agreements have been ratified by employee bargaining units representing most State employees subject to such agreements, and the 1997-98 projections reflect salary increases under these agreements. For more information on the State's workforce, see the section entitled "State Organization -- State Government Employment."

     Disbursements for State operations are projected at $6.22 billion, an increase of $441 million or 7.6 percent over the 1996-97 fiscal year. About $200 million of this increase results from approved collective bargaining agreements and the impact of binding arbitration settlements. Other major increases include growth in SUNY operations, increased mental hygiene costs resulting from increased assessments on State-operated programs, public protection agency spending, which is increasing to reflect the impact of sentencing reforms and prison expansion, and higher spending by the Judiciary and Legislature.

     General State charges primarily reflect the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.

     Disbursements for General State charges are projected to total $2.18 billion in the 1997-98 State Financial Plan virtually unchanged from 1996-97 levels. Pension costs are projected to grow moderately year over year, while most of the projected growth in fixed costs is related to increased payments to localities for State-owned lands. These increases are fully offset by continued savings from health care and worker's compensation reforms, which account for most of the cost containment savings in this area.

         Debt service paid from the General Fund for 1997-98 reflects only the $11 million interest cost of the State's commercial paper program. This is approximately the same level as last year, reflecting projections for stable interest rates for the balance of the fiscal year. Debt service on long-term obligations is paid from Debt Service Funds as described below.

         Finally, in addition to disbursements previously outlined, transfers to other funds from the General Fund are made primarily to finance certain portions of State capital project spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers to other funds for debt service are projected at $2.07 billion in 1997-98, an increase of $496 million. This reflects the increased debt service impact of prior year bond sales (net of refunding savings), the reclassification of City University debt service costs that had been previously included in grants to local governments, and the inclusion of costs associated with the 1996-97 bonding of previous pension liabilities at lower interest rates. This action has the effect of adding $159 million in costs that would have otherwise been included with general State charges.

         Transfers for capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues and federal grants. These transfers are projected at $184 million for 1997-98, an increase of $46 million. The 1997-98 State Financial Plan also includes $299 million for subsidies or transfers to other State funds, a decrease of $30 million from last year's level.


         Special Revenue Funds

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1997-98, the State Financial Plan projects disbursements of $28.22 billion from these funds, an increase of $2.51 billion over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         Capital Projects Funds

         Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1997-98 are projected at $3.70 billion, an increase of $154 million over prior-year levels.

         Debt Service Funds


         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $3.17 billion in the 1997-98 fiscal year, an increase of $641 million from 1996-97. The transfer from the General Fund of $2.07 billion is expected to finance 65 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees, and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.86 billion -- is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Funds following payment of projected debt service on LGAC bonds.


PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its last five fiscal years, the State recorded balanced budgets on a cash basis, with positive fund balances in each year.

1996-97 Fiscal Year

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by the Division of the Budget of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

         The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the Tax Stabilization Reserve Fund "TSRF," after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1995-96 Fiscal Year

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the "TSRF", and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

         The General Fund closing fund balance was $287 million, an increase of $129 million form 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

         General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

1994-95 Fiscal Year

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent form the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with GAAP.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.


         Implementation of the financial plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the state created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

         The staffs of the OSDC, the Control Board and the City Controller issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.


OTHER LOCALITIES

         In addition to the City, certain localities have experienced financial problems leading to requests for additional State assistance during the last several state fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97 percent increase in General Purpose State Aid.


         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.


         From time to time, federal expenditure reductions could reduce, or in some cases, eliminate, federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES


         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, aggregate outstanding debt, including refunding bonds, of all State public authorities was $75.4 billion, only a portion of which constitutes state-supported or state-related debt.


         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA has depended and will continue to depend upon federal, state and local government support to operate the transit system because fare revenues are insufficient.


         Since 1980, the State has enacted several taxes (including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.2 billion.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority, and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and in July 1997 the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of capital programs designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

                              REPUBLIC EQUITY FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

               General
                 and                                (888) 525-5757 (Toll Free)
          Account Information

--------------------------------------------------------------------------------

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                       Alliance Capital Management L.P. -
                             Investment Sub-Adviser
                         ("Alliance" or a "Sub-Adviser")

                             Brinson Partners, Inc.
                             Investment Sub-Adviser
                         ("Brinson" or a "Sub-Adviser")

                               BISYS Fund Services
                     Administrator, Distributor and Sponsor
                 ("BISYS" or the "Distributor" or the "Sponsor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Equity Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into three separate classes, Class A (formerly designated Class C) (the "Investor Shares"), Class B and Class Y (the "Adviser Shares").

         The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund will normally invest in equity securities of seasoned companies in sound financial condition which are expected to show above-average price appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE INVESTOR SHARES AND CLASS B SHARES, OR THE ADVISER SHARES OF THE FUND, AS APPROPRIATE, EACH DATED JANUARY 2, 1998 (each a "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

January 2, 1998



                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS .............
         Convertible Securities ....................................
         Portfolio Securities Loans.................................
         Rule 144A Securities.......................................
         Repurchase Agreements......................................
         Options on Securities......................................
         Options on Securities Indices..............................
         Futures Contracts..........................................
         Options on Futures Contracts...............................
         Forward Contracts..........................................
         Portfolio Transactions.....................................
         Risk Factors...............................................
         Investment Restrictions ...................................
         Percentage and Rating Restrictions ........................

PERFORMANCE INFORMATION ............................................

MANAGEMENT OF THE TRUST ............................................
         Trustees and Officers .....................................
         Compensation Table ........................................
         Investment Manager ........................................
         Investment Sub-Advisers ...................................
         Administrator .............................................
         Distribution Plans-Investor Shares and Class B Shares only
         Administrative Services Plan ..............................
         Shareholder Servicing Agents ..............................
         Transfer Agent and Custodian ..............................
         Expenses ..................................................

VALUATION OF SECURITIES, REDEMPTION IN KIND ........................

TAXATION ...........................................................
         Federal Income Tax ........................................
         Options ...................................................
         Investment in Passive Foreign Investment Companies ........
         Effect of Foreign Currencies ..............................
         Disposition of Shares .....................................

OTHER INFORMATION ..................................................
         Capitalization ............................................
         Voting Rights .............................................
         Independent Auditors ......................................
         Counsel ...................................................
         Registration Statement ....................................

FINANCIAL STATEMENTS ...............................................

APPENDIX ...........................................................

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 2, 1998, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

             INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective, Risks and Policies" and the discussion of risks described under "Additional Risk Factors and Policies" in the Prospectus.

         The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund will normally invest in equity securities of seasoned companies in sound financial condition which are expected to show above-average price appreciation.

CONVERTIBLE SECURITIES

         The Fund may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Fund may invest.

         Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

PORTFOLIO SECURITIES LOANS

         The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities.

         By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (iv) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

RULE 144A SECURITIES

         The Fund may invest in securities qualifying for resale to "qualified institutional buyers" under Securities and Exchange Commission ("SEC") Rule 144A that are determined by the Board, or by a Sub-Adviser pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities.

REPURCHASE AGREEMENTS

         As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which a Sub-Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds have values that are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase.

         The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after a Sub-Adviser has determined that the seller is creditworthy, and the Sub-Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

OPTIONS ON SECURITIES

         The Fund may write (sell) covered call and put options on securities and purchase call and put options. The Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

         The Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

         The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). The Sub-Advisers intend to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS ON SECURITIES INDICES

         The Fund may write (sell) covered call and put options and purchase call and put options on securities indices. The Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of a Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The Fund may also purchase put options on securities indices to hedge their investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

         The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS

         The Fund may enter into futures contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading. This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. Futures contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

         While futures contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The futures contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

         The purpose of the purchase or sale of a futures contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund's futures contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of futures contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of liquid instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts, thereby assuring that the transactions are unleveraged.

         Futures contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

         A futures contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures contracts on other securities indices may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS

         The Fund may write and purchase options to buy or sell futures contracts. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency underlying the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or currency underlying the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Fund may purchase options on futures contracts for hedging purposes as an alternative to purchasing or selling the underlying futures contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call options on futures contracts, rather than purchasing the underlying futures contracts. As in the case of Options, the writing of options on futures contracts may require the Portfolio to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of options on futures contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS

         The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" purposes as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, if a Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

         The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

PORTFOLIO TRANSACTIONS

         The Sub-Advisers are primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Manager or a Sub-Adviser.


         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the fiscal years ended October 31, 1996 and October 31, 1997, the Fund paid aggregate brokerage commissions equal to $45,987 and $108,310, respectively, a11 of which for the fiscal year ended October 31, 1996 was paid to broker-dealers that provided "brokerage and research services" to the Fund's former sub-adviser and none of which for the fiscal year ended October 31, 1997 was paid to broker dealers that provided "brokerage and research services" to the Fund's current sub-advisers. For the period August 1, 1995 to October 31, 1995, no brokerage commissions were paid by the Fund.


         Investment decisions for the Fund and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in a Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of a Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

RISK FACTORS

         As stated in the Prospectus, the Fund may invest in lower rated, high-yield, "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, a Sub-Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 ("1940 Act").

         As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

          (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Fund maintains asset coverage of at least 300% for all such borrowings;

          (5) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

          (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

          (7)  issue senior securities, except as permitted under the 1940 Act;

          (8) with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets taken at market value would be invested in the securities of any single issuer; and

          (9) with respect to 75% of its assets, the Fund will not purchase a security if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any issuer.

         The Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

          (1) borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

          (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

          (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

          (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

          (5) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

          (6) invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

          (7) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

          (8) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

          (9) invest for the purpose of exercising control over management of any company;

          (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Fund shall not invest in the shares of any open-end investment company unless (a) the Sub-Adviser waives any investment advisory fees with respect to such assets, and (b) the Fund pays no sales charge in connection with the investment;

          (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

          (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases; and

          (13) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets;
               (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

          (14) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however a Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the SEC, in advertisements or reports to shareholders or prospective investors.


         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. The total return of the Investor (Class A) Shares of the Fund for the year ended October 31, 1997 was 28.92% without the sales charge, and for the period from August 1, 1995 (commencement of operations) to October 31, 1997, total return for the Investor Shares equaled 21.89% without the sales charge. Had the sales charge been in effect during the relevant periods, the annual total return for the year ended October 31, 1997 would have been 24.41% and the average annual total return for the period from August 1, 1995 to October 31, 1997 would have been 20.14%. The total return of the Adviser Shares of the Fund for the one-year period ended October 31, 1997 was 29.28%, and the average annual total return of the Adviser Shares of the Fund for the period from July 1, 1996 (date of initial offering) to October 31, 1997 was 24.98%. Class B Shares were not offered prior to January 2, 1998.


         Performance information for the Fund may also be compared to various unmanaged indices, such as the Standard & Poor's Stock Index. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary
         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President
         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President
         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

ADRIAN WATERS*, Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary
         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ------------            ------------           -------------           ------------
Frederick C. Chen       $2,900                  none                   none                    $8,600

Alan S. Parsow          $2,600                  none                   none                    $7,600

Larry M. Robbins        $2,600                  none                   none                    $7,600

Michael Seely           $2,600                  none                   none                    $7,600


* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.


         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.


         As of December 8, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding Shares of the Fund (the Trust has no knowledge of the beneficial ownership of such Shares): Kinco & Co. c/o RNB Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 89.28% (Adviser Shares) and 27.92% (Investor Shares); BHC Securities, Inc., One Commerce Square, 2005 Market Square, Philadelphia, Pennsylvania 19103 - 10.29% (Adviser Shares) and 59.30% (Investor Shares), Republic New York Securities Corp. (as Custodian), 452 Fifth Avenue, Tower 14, New York, New York 10018 - 8.85% (Investor Shares); and Sara Leiter, 4 Dogwood Lane, Lawrence, NY 11559 - 8.61% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund (or a class thereof) may be able to control the outcome of any matter submitted for the approval of the shareholders of the Fund (or class thereof).


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER


         Republic is the investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Contract") with the Trust. For its services, the Manager is paid a fee by the Fund, computed daily and based on the Fund's average daily net assets, equal on the annual basis to 0.175% of net assets. For the period from August 1, 1995 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, investment management fees aggregated $6,118, $54,829 and $94,389, respectively. The entire amount was waived for the period ended October 3, 1995 and the fiscal year ended October 31, 1996 and $30,089 was waived for the fiscal year ended October 31, 1997.

         The Investment Management Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.


         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws, regulations, and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment management services of Republic to the Fund are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment management and advisory services to others.

INVESTMENT SUB-ADVISERS

         Alliance and Brinson, as the Fund's Sub-Advisers, are responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Advisers in their discretion. See "Portfolio Transactions." Each Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Prior to January 1, 1997, a different investment management firm served as the Fund's sub-adviser.


         For its services, each Sub-Adviser receives from the Fund a fee, computed daily and based on the Fund's average daily net assets allocated to the Sub-Adviser for management, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million. For the period from August 1, 1995 (commencement of operations) to October 31, 1995, sub-advisory fees aggregated $11,363, of which the entire amount was reimbursed, and for the fiscal years ended October 31, 1996 and October 31, 1997, sub-advisory fees aggregated $101,825 and $171,691, respectively.


         Alliance is a Delaware limited partnership. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1997, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 59% of the issued and outstanding shares of the common stock of ECI.

         Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. On December 8, 1997, Swiss Bank announced its intention to merge with Union Bank of Switzerland. Subject to shareholder approval, the merger is scheduled to occur during the second quarter of 1998.


         The investment advisory services of each Sub-Adviser to the Fund are not exclusive under the terms of its Subadvisory Agreement with Republic. Each Sub-Adviser is free to and does render investment advisory services to others.

ADMINISTRATOR

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from August 1, 1995 (commencement of operations) to October 31, 1995, the Fund accrued administration fees of $6,992 to its former administrator, of which the entire amount was waived. For the year ended October 31, 1996, the Fund accrued administration fees equal to $62,662 of which $43,028 was waived. For the year ended October 31, 1997, the Fund accrued administration fees equal to $53,385, none of which was waived.

DISTRIBUTION PLANS - INVESTOR SHARES AND CLASS B SHARES ONLY

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Investor Shares or the Class B Share may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interests in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute Investor Shares and Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or the Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares, the Class B Shares and the Adviser Shares, and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares, the Class B Shares or the Adviser Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares, the Class B Shares or the Adviser Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Fund's Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus describing the Investor Shares and the Class B Shares.

TRANSFER AGENT AND CUSTODIAN


         The Board of Trustees of the Trust has approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial services with respect to foreign assets, fund accounting services, transfer agency services with respect to Investor Shares and Adviser Shares, dividend disbursing services and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. The Board of Trustees has also approved a Custodian Agreement between the Trust and Republic pursuant to which Republic will provide custodial services, with respect to domestic assets to the Trust and the Fund and a Transfer Agency Agreement between the Trust and BISYS pursuant to which BISYS will provide transfer agency services with respect to the Class B Shares to the Fund.


EXPENSES

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the Funds of the Trust in relation to the net asset value of the Funds.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

         The accounting records of the Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

               Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Sub-Advisers will value such securities based upon all relevant factors as outlined in FRR 1.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of the Fund's portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

FEDERAL INCOME TAX


         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         The Fund intends to qualify annually as a separate "regulated investment company" (a "RIC") under the Code. In order to qualify, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders, and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.


         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed that is equal to the sum of (a) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year, (b) at least 98% of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (c) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described in the Prospectus, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.


         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Fund will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

         Distributions by the Fund of its net investment income will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. Distributions by the Fund of its net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.


OPTIONS

         Some of the options entered into by the Fund may be "Section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40"), although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, certain options transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund, which generally would increase the amount of dividends. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.


         Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.



INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Fund. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

EFFECT OF FOREIGN CURRENCIES

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

DISPOSITION OF SHARES


         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands; gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shaeholder's holding period for the shares is more than one year but less than 18 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Distributions by the Fund and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding. Backup withholding is not an aditional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.


                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994, the name of the Trust was "FundTrust."

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees has been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS


         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Funds of the Trust for the fiscal year ending October 31, 1998. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.


COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1997 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1997 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

                                    APPENDIX

                         Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Plus(+)
or
Minus(-) The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper, including Tax Exempt

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

Corporate and Municipal Bonds

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Note Moody's applies numerical modifiers, 1,2, and 3 in each generic rating classification from Aa through Bb in its corporate bond rating system. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

Commercial Paper

         Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well established industries.
               -  High rates of return on funds employed.
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Not
         Prime Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE

Corporate Bond Ratings

         AAA Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A Securities of this rating are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Securities of this rating are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+)
or
Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper Ratings

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

Corporate Bond Ratings

         AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

         AA+
     AA, AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+
      A, A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB+
    BBB, BBB-     Below average protection factors but still considered
                  sufficient for prudent investment. Considerable variability in risk during economic cycles.

Commercial Paper Ratings

         Duff 1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


                          REPUBLIC OVERSEAS EQUITY FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (888) 525-5757

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                  Capital Guardian Trust Company - Sub-Adviser
                          ("CGTC" or the "Sub-Adviser")

                              BISYS Fund Services -
               Administrator of the Fund, Distributor and Sponsor
                 ("BISYS" or the "Administrator of the Fund" or
                       the "Distributor" or the "Sponsor")

                    BISYS Fund Services (Ireland), Limited -

                         Administrator of the Portfolio

                               ("BISYS (Ireland)")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Overseas Equity Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven series, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the International Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into two separate classes, Class A (formerly designated Class C) (the "Investor Shares") and Class B.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 2, 1998 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.

January 2, 1998

                                TABLE OF CONTENTS

                                                                           PAGE
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................
         U.S. Government Securities........................................
         Convertible Securities............................................
         Repurchase Agreements.............................................
         Investment Restrictions...........................................
         Percentage and Rating Restrictions................................

PORTFOLIO TRANSACTIONS.....................................................

PERFORMANCE INFORMATION....................................................

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST...........................
         Trustees and Officers.............................................
         Compensation Table................................................
         Investment Manager................................................
         Sub-Adviser.......................................................
         Administrator and Portfolio Administrator.........................
         Distribution Plans.................................................
         Administrative Services Plan......................................
         Shareholder Servicing Agents......................................
         Custodian, Transfer Agents, and Fund Accounting Agents............
         Expenses..........................................................

DETERMINATION OF NET ASSET VALUE...........................................

TAXATION...................................................................
         Options, Futures and Forward Contracts............................
         Swap Agreements...................................................
         Investment in Passive Foreign Investment Companies................
         Disposition of Shares.............................................

OTHER INFORMATION..........................................................
         Capitalization....................................................
         Voting Rights.....................................................
         Independent Auditors..............................................
         Counsel...........................................................
         Registration Statement............................................

FINANCIAL STATEMENTS.......................................................


         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 2, 1998, of the Fund by which shares of the Fund ("Shares") are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.



                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

         For liquidity purposes and for temporary defensive purposes, the Portfolio may invest in U.S. Government securities held directly or under repurchase agreements. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

         Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

CONVERTIBLE SECURITIES

         The Portfolio may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Portfolio may invest.

         Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

REPURCHASE AGREEMENTS

         The Portfolio may invest in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including accrued interest thereon, and the Portfolio or its custodian bank has possession of the collateral, which the Portfolio Trust's Board of Trustees believes gives the Portfolio a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This could become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees of the Portfolio Trust believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Portfolio exceed 15% of the Portfolio's net assets.

INVESTMENT RESTRICTIONS

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities:

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

         (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

         (5) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

         (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

         (7) issue senior securities, except as permitted under the 1940 Act;

         (8) with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

         (9) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (1) borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

         (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

         (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (5) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (6) invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

         (7) invest for the purpose of exercising control over management of any company;

         (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (9) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

        (10) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

        (11) purchase or retain securities of an issuer of those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Portfolio investments for the Portfolio with Republic New York Securities Corporation, an affiliate of the Manager.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the fiscal years ended October 31, 1996 and October 31, 1997, the Portfolio paid aggregate brokerage commissions equal to $352,429 and $295,571, respectively, none of which was paid to broker-dealers that provided "brokerage and research services" to the Sub-Adviser. For the period January 9, 1995 (commencement of operations) to October 31, 1995, there were no brokerage commissions paid from the Portfolio.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio Trust may determine, and subject to seeking the most favorable price and execution available, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

         Investment decisions for the Portfolio and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include total return for the Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission ("SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:

Investor Shares (without Sales Charge):

Annual Total Return - Year Ended October 31, 1997: 14.08%.
Average Annual Total Return - January 9, 1995 (commencement of operations) to October 31, 1997: 12.16%.


Had the sales charge been in effect during the relevant periods, the annual total return for the year ended October 31, 1997 would have been 10.09% and the average annual total return for the period from January 9, 1995 to October 31, 1997 would have been 11.06%.


Class B Shares:

Class B Shares were not offered prior to January 2, 1998.

         Performance information for the Fund may also be compared to various unmanaged indices, such as the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust and Portfolio Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940
Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee

         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee

         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee

         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary

         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President

         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President

         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

ADRIAN WATERS*, Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer

         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary

         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ------------            ------------           -------------           --------

Frederick C. Chen       $2,900                  none                   none                    $8,600

Alan S. Parsow          $2,600                  none                   none                    $7,600

Larry M. Robbins        $2,600                  none                   none                    $7,600

Michael Seely           $2,600                  none                   none                    $7,600


* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and the Portfolio Trust.

         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.


         As of December 8, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding Shares of the Fund (the Trust has no knowledge of the beneficial ownership of such Shares): Republic National Bank (as Custodian), 452 Fifth Avenue, New York, New York 10018 - 21.45% (Investor Shares); and BHC Securities, Inc., One Commerce Square, 2005 Market Square, Philadelphia, Pennsylvania 19103 - 75.93%. Shareholders who own more than 25% of the outstanding voting securities of the Fund may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund.


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER


         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the Manager is entitled to receive a fee from the Portfolio, computed daily and paid monthly, equal on an annual basis to 0.25% of the Portfolio's average daily net assets. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, investment management fees aggregated $0, $243,751 and $466,480 (of which the entire amount was waived), respectively.


         The Investment Management Contract will continue in effect with respect to the Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

SUB-ADVISER

         CGTC, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by CGTC or Republic in its discretion. See "Portfolio Transactions." CGTC also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

         For its services, CGTC receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, sub-advisory fees aggregated $131,059, $514,874 and $893,016, respectively.

         The investment advisory services of CGTC to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. CGTC is free to and does render investment advisory services to others.

ADMINISTRATOR AND PORTFOLIO ADMINISTRATOR

         Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS or BISYS (Ireland), as appropriate. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor BISYS (Ireland), as appropriate, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


         For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, the Portfolio accrued administration fees of $9,433, $48,750 and $93,296, respectively, $117 of which was waived for the year ended October 31, 1996. For the period from August 26, 1996 to October 31, 1996, the Fund accrued administration fees of $8, of which $3 was waived. For the fiscal year ended October 31, 1997, the Fund accrued administration fees of $682.


DISTRIBUTION PLANS

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which the Investor Shares or Class B Shares may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interests in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and the Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.


         The Fund did not incur expenses pursuant to the Distribution Plans during the fiscal period ended October 31, 1997.


ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares and Class B Shares and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares or the Class B Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares or Class B Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Fund's Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

CUSTODIAN, TRANSFER AGENTS, AND FUND ACCOUNTING AGENTS


         With respect to domestic assets, Republic serves as custodian for the Fund and the Portfolio. With respect to foreign assets, Investors Bank & Trust Company ("IBT") serves as custodian for the Fund and the Portfolio. IBT also serves as transfer agent with respect to the Investor Shares, and fund accounting agent for the Fund. The Custodians may use the services of sub-custodians with respect to the Portfolio. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. BISYS serves as transfer agent with respect to the Class B Shares. IBT Fund Services (Canada) Inc. serves as the fund accounting agent for the Portfolio, and Investors Fund Services (Ireland) Limited is the Portfolio's transfer agent.


EXPENSES

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Funds.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the Shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund and the Portfolio have reserved the right to pay the redemption or repurchase price of Shares, either totally or partially, by a distribution in kind of portfolio securities from the Portfolio (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                                    TAXATION


         The following is a summary of certain U.S. federal income tax issues concerning the Fund, its shareholders and the Portfolio. The Fund and the Portfolio may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.


         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.


         The Portfolio has obtained a ruling from the Internal Revenue Service ("IRS") that the Portfolio will be treated for federal income tax purposes as a partnership. For purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in the Portfolio will be deemed to own a proportionate share of the Portfolio's income attributable to that share.


         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.


         Distributions by the Fund of its net investment income will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. Distributions by the Fund of its net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or 28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.


OPTIONS, FUTURES AND FORWARD CONTRACTS

         Some of the options, futures contracts and forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


         Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.


SWAP AGREEMENTS

         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Portfolio may invest in shares of foreign corporations (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Portfolio. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual dispositon of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

DISPOSITION OF SHARES


         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands; gain will generally be subject to a mimimum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but less than 18 months. Gain from the disposition of shares held not more than one year will be taxed a short-term capital gain. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Distributions by the Fund and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding. Backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.



                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Fund for the fiscal year ending
October 31, 1998. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's and Portfolio's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. The Portfolio Trust has appointed KPMG as its independent auditors to audit the Portfolio's financial statements for the fiscal year ending October 31, 1998.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The current audited financial statements dated October 31, 1997 of each of the Fund and the Portfolio are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1997 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.


                            REPUBLIC OPPORTUNITY FUND

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

                                 (888) 525-5757

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                 MFS Institutional Advisors, Inc. - Sub-Adviser
                                 ("Sub-Adviser")

                               BISYS Fund Services -
               Administrator of the Fund Distributor and Sponsor
               ("BISYS" or the "Administrator of the Fund" or the

                        "Distributor" or the "Sponsor")

                         BISYS Fund Services (Ireland), Limited -
                         Administrator of the Portfolio

                             ("BISYS (Ireland)")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Opportunity Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven series, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the Small Cap Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into two separate classes Class A (formerly designated Class C) (the "Investor Shares") and Class B.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 2, 1998 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.

January 2, 1998




                                TABLE OF CONTENTS

                                                                         Page

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.................
         Investment Restrictions.........................................
         Percentage and Rating Restrictions..............................

         PORTFOLIO TRANSACTIONS..........................................
         PERFORMANCE INFORMATION.........................................

         MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST.................
         Trustees and Officers...........................................
         Investment Manager..............................................
         Sub-Adviser.....................................................
         Administrator and Portfolio Administrator.......................
         Distribution Plans...............................................
         Administrative Services Plan....................................
         Shareholder Servicing Agents....................................
         Fund Accounting Agent...........................................
         Custodian, Transfer Agents, and Fund Accounting Agents..........

         DETERMINATION OF NET ASSET VALUE................................

         TAXATION........................................................
         Options, Futures and Forward Contracts..........................
         Swap Agreements.................................................
         Investment in Passive Foreign Investment Companies..............
         Disposition of Shares...........................................

         OTHER INFORMATION...............................................
         Capitalization..................................................
         Voting Rights...................................................
         Independent Auditors............................................
         Counsel.........................................................
         Registration Statement..........................................


         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 2, 1998, of the Fund by which shares of the Fund ("Shares") are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

         FOREIGN SECURITIES: The Portfolio may invest in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

         AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

         EMERGING MARKETS: The Portfolio may invest in Emerging Market Securities. Such investments entail significant risks as described in the Prospectus under the caption "Additional Risk Factors -- Emerging Markets" and as more fully described below.

         COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by the Portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

         LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         DEFAULT; LEGAL RECOURSE -- The Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by the Portfolio defaults, that Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

         INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         WITHHOLDING -- Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         FOREIGN CURRENCIES -- Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         REPURCHASE AGREEMENTS: As described in the Prospectus, the Portfolio may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Sub-Adviser has determined to be of comparable creditworthiness. The securities that the Portfolio purchases and holds have values that are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase.

         The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Portfolio will have the right to liquidate the securities. If at the time the Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Portfolio has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Portfolio only enters into repurchase agreements after the Sub-Adviser has determined that the seller is creditworthy, and the Sub- Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

         LENDING OF PORTFOLIO SECURITIES: The Portfolio may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Sub-Adviser. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Sub-Adviser to be of good standing, and when, in the judgment of the Sub-Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Sub-Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Portfolio's total assets.

         OPTIONS ON SECURITIES: The Portfolio may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. The Portfolio may write Options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Portfolio writes an Option which expires unexercised or is closed out by the Portfolio at a profit, the Portfolio retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Portfolio's position, the Option may be exercised and the Portfolio will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

         The Portfolio may write Options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call Option against that security. The exercise price of the call Option the Portfolio determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

         The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Portfolio in the same market environments in which call Options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call Option on a portfolio security, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Portfolio solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Portfolio may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Portfolio's portfolio. If such a decline occurs, the put Options will permit the Portfolio to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Portfolio will purchase call Options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Portfolio to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Portfolio. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

         The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-Adviser disagrees with this position, the Sub-Adviser intends to limit the Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Portfolio intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Portfolio has in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- the-money. The Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

         OPTIONS ON STOCK INDICES: The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Portfolio may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. The Portfolio may cover put options on stock indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The Portfolio will receive a premium from writing a put or call option on a stock index, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investment. By writing a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, writing covered put options on indexes will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The Portfolio may also purchase put options on stock indices to hedge their investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES CONTRACTS: The Portfolio may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Portfolio's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Portfolio intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

         While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Portfolio will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Portfolio must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Portfolio may provide or receive cash that reflects the decline or increase in the value of the contract.

         The purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Portfolio could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Portfolio could have the effect of diluting dividend earnings. To the extent the Portfolio enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or short-term money market instruments from the portfolio of the Portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

         Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

         A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Portfolio may enter into stock index futures contracts in order to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures Contracts on other securities indexes may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

         OPTIONS ON FUTURES CONTRACTS: The Portfolio may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolio may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Portfolio may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Portfolio may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Portfolio to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Portfolio to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

         FORWARD CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Portfolio may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Portfolio may also enter into Forward Contracts for "cross hedging" purposes as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates. The Portfolio may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, if the Sub- Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

         The Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

         RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE PORTFOLIO'S PORTFOLIO -- The Portfolio's ability effectively to hedge all or a portion of its portfolio through transactions in Options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Portfolio's hedging strategy may not be successful and the Portfolio could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an Option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of Futures Contracts and Options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where the Portfolio enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Portfolio incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

         The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the Option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.

         The trading of Options, Futures Contracts and Forward Contracts also entails the risk that, if the Sub-Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates, and rates instead decline, the Portfolio will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

         It should be noted that the Portfolio may purchase and write Options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Portfolio will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract or Option on a Futures Contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Portfolio could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Portfolio's ability effectively to hedge its portfolio.

         The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Portfolio from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

         ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Portfolio will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Portfolio to respond in a timely manner.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

         Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Portfolio to enter into the trading strategies identified herein or to liquidate existing positions.

         As a result of its investments in foreign securities, the Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Portfolio may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or the Portfolio is unable to close out a Forward Contract it has entered into. In addition, the Portfolio may elect to take delivery of such currencies. Under such circumstances, the Portfolio may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Portfolio may hold such currencies for an indefinite period of time if the Sub-Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Sub-Adviser anticipates favorable movements in such rates.

         While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could also adversely affect the Portfolio's hedging strategies. Certain tax requirements may limit the extent to which the Portfolio will be able to hold currencies.

         RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Portfolio will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Portfolio enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets. In addition, the Portfolio must comply with the requirements of various state securities laws in connection with such transactions.

         The Portfolio has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Portfolio's total assets. Moreover, the Portfolio will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

         When the Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Portfolio's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures is minimized.

Investment Restrictions

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objective):

         (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

         (2) underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

          (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objective).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (i) borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (v) invest for the purpose of exercising control or management;

         (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

         (vii) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

         (viii) invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

         (ix) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (x) with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (xi) invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

         (xii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

         (xiii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

         (xiv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and
(c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

Percentage and Rating Restrictions

          If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         Specific decisions to purchase or sell securities for the Portfolio are made by employees of the Sub-Adviser who are appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The Portfolio's portfolio manager or management committee may serve other clients of the Sub-Adviser or any subsidiary of the Sub-Adviser in a similar capacity.

         The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Sub-Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Sub-Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Sub-Adviser. At present no arrangements for the recapture of commission payments are in effect.

          Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Sub-Adviser may consider sales of shares of the Fund and of certain investment company clients of MFS Fund Distributors, Inc., the principal underwriter of certain funds in the MFS Family of Funds, as a factor in the selection of broker-dealers to execute the Portfolio's portfolio transactions.

          Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Portfolio or to their other clients. Not all of such services are useful or of value in advising the Portfolio.

          The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Sub-Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolio, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996, the Portfolio paid aggregate brokerage commissions equal to $65,132 of which $42,400 (on $37,168,763 of transactions) was paid to broker-dealers that provided Research to the Sub-Adviser. For the year ended October 31, 1997, the Portfolio paid aggregate brokerage commissions equal to $316,521, none of which was paid to broker-dealers that provided "brokerage and research services" to the Sub-Adviser.


          In certain instances there may be securities which are suitable for the Portfolio as well as for the portfolio of one or more of the other clients of the Sub-Adviser or any affiliate of the Sub- Adviser. Investment decisions for the Portfolio and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Sub-Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In other cases, however, the Sub-Adviser believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the total return for the Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission ("SEC"), in advertisements or reports to shareholders or prospective investors.

          Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:

Investor Shares (without Sales Charge):

Annual Total Return - Year Ended October 31, 1997: 26.28%.
Average Annual Total Return - September 3, 1996 (commencement of operations) to October 31, 1997: 26.68%.


Had the sales charge been in effect during the relevant periods, the annual total return for the year ended October 31, 1997 would have been 21.86% and the average annual total return for the period from January 9, 1995 to October 31, 1997 would have been 23.31%.


Class B Shares:

Class B Shares were not offered prior to January 2, 1998.

          Performance information for the Fund may also be compared to various unmanaged indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

Trustees and Officers

         The principal occupations of the Trustees and executive officers of the Trust and Portfolio Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940
Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK  C.  CHEN,   Trustee

          126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW,  Trustee

          2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee

          Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee

          405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary

          Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President

          Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President

          Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

ADRIAN WATERS*, Treasurer

          Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer

          Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary

          Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

Compensation Table

                                                Pension or
                                                Retirement
                                                Benefits               Estimated               Total
                        Aggregate               Accrued as             Annual                  Compensation
Name of                 Compensation            Part of Fund           Benefits Upon           From Fund Complex*
Trustee                 from Trust              Expenses               Retirement              to Trustees
-------                 ------------            ------------           -------------           -------------------

Frederick C. Chen       $2,900                  none                   none                    $8,600

Alan S. Parsow          $2,600                  none                   none                    $7,600

Larry M. Robbins        $2,600                  none                   none                    $7,600

Michael Seely           $2,600                  none                   none                    $7,600

* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and the Portfolio Trust.

     The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.


         As of December 8, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding Shares (the Trust has no knowledge of the beneficial ownership of such Shares): Trussal & Co., P.O. Box 771072, Detroit, Michigan 48277 - 35.20% (Investor Shares); BHC Securities, Inc., One Commerce Square, 2005 Market Square, Philadelphia, Pennsylvania 19103 - 51.32% (Investor Shares); and Republic New York Securities Corp. (as Custodian), 452 Fifth Avenue, Tower 14, New York, New York 10018 - 9.05% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund.


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Manager

          Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the Manager is paid a fee by the Portfolio, computed daily and paid monthly, equal on an annual basis to 0.25% of the Portfolio's average daily net assets. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996 and for the fiscal year ended October 31, 1997, investment management fees aggregated $30,803 and $429,442, respectively, all of which were waived.

          The Investment Management Contract will continue in effect with respect to the Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940
Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

          Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

          Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

          The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

Sub-Adviser

          MFS Institutional Advisers, Inc., as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser or Republic in their discretion. See "Portfolio Transactions." The Sub- Adviser also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.


          The Sub-Adviser, together with its parent company, MFS, and their predecessor organizations, has a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The Prospectus contains information with respect to the management of the Sub-Adviser and other investment companies for which the Sub-Adviser or MFS serve as investment adviser.


          For its services, the Sub-Adviser receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of assets up to $50 million and 0.60% of assets in excess of $50 million. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996 and for the fiscal year ended October 31, 1997, sub-advisory fees aggregated $85,616 and $1,104,635, respectively.

          The investment advisory services of the Sub-Adviser to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render investment advisory services to others.

Administrator and Portfolio Administrator

     Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS or BISYS (Ireland), as appropriate. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor BISYS (Ireland), as appropriate, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the fiscal period ended October 31, 1996, the Portfolio accrued administration fees equal to $6,161, of which $2,683 was waived, and the Fund accrued administration fees equal to $1,446, of which $1,309 was waived. For the fiscal year ended October 31, 1997, the Portfolio accrued administration fees equal to $85,889 and the Fund accrued administration fees equal to $2,763, none of which fees were waived.

Distribution Plans

         Two Distribution Plans has been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which the Investor Shares or Class B Shares may bear pursuant to the Distribution Plans without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interests in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.


         The Fund did not incur expenses pursuant to the Distribution Plans during the fiscal period ended October 31, 1997.


Administrative Services Plan

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor Shares and Class B Shares and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares or the Class B Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares or Class B Shares without the approval of a majority of shareholders of that class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Shareholder Servicing Agents

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Investor Shares and Class B Shares, respectively, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

Custodian, Transfer Agents, and Fund Accounting Agents


         With respect to domestic assets, Republic serves as custodian for the Fund and the Portfolio. With respect to foreign assets, Investors Bank & Trust Company ("IBT") serves as custodian for the Fund and the Portfolio. IBT also serves as transfer agent, with respect to Investor Shares, and fund accounting agent for the Fund. The Custodians may use the services of sub-custodians with respect to the Portfolio. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. BISYS serves as transfer agent with respect to the Class B Shares. IBT Fund Services (Canada) Inc. serves as the fund accounting agent for the Portfolio, and Investors Fund Services (Ireland) Limited is the Portfolio's transfer agent.


EXPENSES

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or the Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE


         The net asset value of each of the Shares of the Fund is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund and the Portfolio have reserved the right to pay the redemption or repurchase price of Shares, either totally or partially, by a distribution in kind of portfolio securities from the Portfolio (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                                    TAXATION


         The following is a summary of certain U.S. federal income tax issues concerning the Fund, its shareholders and the Portfolio. The Fund and the Portfolio may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.


         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.


         The Portfolio has obtained from the Internal Revenue Service ("IRS") a ruling that the Portfolio will be treated for federal income tax purposes as a partnership. For purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share.


         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.


         Distributions by the Fund of its net investment income will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. Distributions by the Fund of its net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or 28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.


Options, Futures and Forward Contracts

         Some of the options, futures contracts and forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to- market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

     Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


         Recently enacted rules may affect the timing and character of gain if the Fund engages in transctions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.


Investment in Passive Foreign Investment Companies

         The Portfolio may invest in shares of foreign corporations (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Portfolio. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

Disposition of Shares


         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands; gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but less than 18 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Distributions by the Fund and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding. Backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.


                                OTHER INFORMATION

Capitalization

          The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Voting Rights

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

Independent Auditors


         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Fund for the fiscal year ending October 31, 1998. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's and Portfolio's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. The Portfolio Trust has appointed KPMG as its independent auditors to audit the Portfolio's financial statements for the fiscal year ending October 31, 1998.


Counsel

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

          The current audited financial statements dated October 31, 1997 of each of the Fund and the Portfolio are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1997 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.